[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) TOTAL
                              RETURN SERIES

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGERS                                       contact your investment professional.
David M. Calabro*
Kenneth J. Enright*                                      CUSTODIAN
Geoffrey L. Kurinsky*                                    State Street Bank and Trust Company
Constantinos Mokas*
Lisa B. Nurme*                                           AUDITORS
                                                         Deloitte & Touche LLP
TREASURER
James O. Yost*                                           WORLD WIDE WEB
                                                         www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Manager
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o   face-to-face contact with senior management as well as frontline workers

o   analysis of the company's financial statements and balance sheets

o   contact with the company's current and potential customers

o   contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attract-ing some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2000, the series' Initial Class of shares provided a total return of 16.02% and Service Class of share returned 15.84%. This return, which includes the reinvestment of distributions, compares to returns over the same period of -9.11% and 11.85%, respectively, for the series' benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500) and the Lehman Brothers Government/Credit Bond Index (the Lehman Index). The S&P 500 is a popular, unmanaged index of common stocks. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt.

Our asset allocation strategy remained consistent, with equities representing slightly more than one half of the portfolio's assets while slightly more than one third of the portfolio was invested in bonds, short-term securities, and money market instruments. We have traditionally taken a disciplined, balanced approach toward managing the portfolio because we believe it offers investors the ability to pursue growth, while also helping to reduce risk and volatility through broad diversification across different asset classes. We have seen the advantages of our balanced asset allocation strategy and conservative approach to stock picking. While the overall equity market has been extremely weak, our value-oriented stocks and fixed-income holdings performed well over the past few months.

Our strong stock selection, strict attention to valuations, and dedication to bottom-up Original Research(SM) all aided performance. In addition, our focus on companies with improving business fundamentals, strong management teams, positive earnings outlooks, and strong franchises benefited the portfolio's performance during a difficult period for equities. As the market began to shift its attention toward companies with more reliable cash flows, predictable earnings, and reasonable valuations, our conservative, value-oriented approach was vindicated. While it was difficult to stick to our discipline through the period, we remained confident that money would eventually make its way back into sectors other than technology and telecommunications. Fortunately, the portfolio remained heavily concentrated in what we believed to be high-quality financial services, utilities, energy, health care, and industrial goods and services stocks that produced strong returns amid a down market.

As economic activity moderated and the outlook for interest rates improved, most sectors of the bond market outperformed equities during the past few months. As a result, the bond portfolio benefited from a well-diversified mix of high-quality corporate bonds, mortgage-backed securities, and an emphasis on U.S. Treasuries, which outperformed most sectors of the bond market. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Looking forward, we think it's important to reaffirm that we don't pay too much attention to the general sentiment of the market. From our standpoint, we believed it was futile to try to figure out which direction the market was headed because we don't believe anyone can consistently predict short-term economic or market movements. Consequently, we focus our attention on finding companies that are growing their top and bottom lines quickly and that offer the opportunity for positive earnings surprises. We think opportunities arise whichever direction the market is moving. As the market corrected, we've sold holdings that produced strong results for the portfolio even though we still loved the fundamentals. We believe you have to be price conscious in this environment, so we used these profits to buy companies whose stock prices were down as much as 50%, but that we believe offer positive growth outlooks at valuations that were very attractive.

     Respectfully,

 /s/ David M. Calabro

     David M. Calabro
     Lead Portfolio Manager
     (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the lead portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; and Lisa B. Nurme, Senior Vice President, are the series' portfolio managers. Mr. Calabro is the head of the portfolio management team and a manager of the equity portion of the series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1986. Mr. Kurinsky, the manager of the series' fixed-income securities, has been employed by MFS since 1987. Mr. Mokas, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1990. Ms. Nurme, a manager of the equity portion of the series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception:  Initial Class  January 3, 1995
                  Service Class  May 1, 2000

Size: $355.4 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2000. Index information is from January 1, 1995.)

           MFS Total         Standard & Poor's   Lehman Brothers
          Return Series       500 Composite    Government/Credit
          - Initial Class          Index           Bond Index
--------------------------------------------------------------------------------
 1/95          $10,000           $10,259           $10,192
12/95           10,000            10,259            10,192
12/96           14,584            16,917            12,270
12/97           17,666            22,560            13,468
12/98           19,845            29,008            14,744
12/99           20,457            35,112            14,427
12/00           23,734            31,915            16,137

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                    1 Year     3 Years      5 Years       Life*
-----------------------------------------------------------------------------------------------
Cumulative Total Return                            +16.02%     +34.34%      +86.38%    +137.34%
-----------------------------------------------------------------------------------------------
Average Annual Total Return                        +16.02%     +10.34%      +13.26%    + 15.52%
-----------------------------------------------------------------------------------------------

SERVICE CLASS
                                                    1 Year     3 Years      5 Years       Life*
-----------------------------------------------------------------------------------------------
Cumulative Total Return                            +15.84%     +34.14%      +86.09%    +136.97%
-----------------------------------------------------------------------------------------------
Average Annual Total Return                        +15.84%     +10.29%      +13.23%    + 15.49%
-----------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                    1 Year     3 Years      5 years       Life*
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#             - 9.11%     +12.26%      +18.33%    + 21.34%
-----------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index#      +11.85%     + 6.21%      + 6.24%    +  8.30%
-----------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2000. Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries when investments are made. These may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 50.9%
-------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 45.4%
  Aerospace - 1.7%
    Boeing Co.                                                          31,820       $  2,100,120
    Honeywell International, Inc.                                        7,300            345,381
    United Technologies Corp.                                           45,780          3,599,453
                                                                                     ------------
                                                                                     $  6,044,954
-------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Delphi Automotive Systems Corp.                                     83,700       $    941,625
    Ford Motor Co.*                                                     34,106            799,359
    Visteon Corp.*                                                      41,910            481,965
                                                                                     ------------
                                                                                     $  2,222,949
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.5%
    Bank America Corp.                                                  53,280       $  2,444,220
    Morgan (JP) Chase & Co.                                             54,840          2,491,792
    PNC Financial Services Group Co.                                    50,540          3,692,579
    U.S. Bancorp                                                        14,300            417,381
                                                                                     ------------
                                                                                     $  9,045,972
-------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Abbott Laboratories, Inc.                                           24,400       $  1,181,875
    Pharmacia Corp.                                                     34,675          2,115,175
                                                                                     ------------
                                                                                     $  3,297,050
-------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    International Business Machines Corp.                               17,340       $  1,473,900
    Texas Instruments, Inc.                                             20,000            947,500
                                                                                     ------------
                                                                                     $  2,421,400
-------------------------------------------------------------------------------------------------
  Business Services
    United Parcel Service, Inc.                                          1,790       $    105,274
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Motorola, Inc.                                                      36,700       $    743,175
    Telephone & Data Systems, Inc.                                      22,410          2,016,900
                                                                                     ------------
                                                                                     $  2,760,075
-------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    Air Products & Chemicals, Inc.                                       7,500       $    307,500
    Rohm & Haas Co.                                                     85,880          3,118,518
                                                                                     ------------
                                                                                     $  3,426,018
-------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Compaq Computer Corp.                                               71,140       $  1,070,657
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.8%
    Microsoft Corp.*                                                    65,140       $  2,825,448
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Fortune Brands, Inc.                                                64,260       $  1,927,800
    Kimberly-Clark Corp.                                                 3,300            233,277
                                                                                     ------------
                                                                                     $  2,161,077
-------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Owens Illinois, Inc.*                                              166,300       $    945,831
-------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Intel Corp.                                                         15,400       $    462,963
-------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Devon Energy Corp.                                                  53,430       $  3,257,627
-------------------------------------------------------------------------------------------------
  Entertainment - 1.6%
    Harrah's Entertainment, Inc.*                                       97,160       $  2,562,595
    Infinity Broadcasting Corp., "A"*                                   30,420            849,859
    Time Warner, Inc.                                                    5,740            299,857
    Viacom, Inc., "B"*                                                  44,945          2,101,179
                                                                                     ------------
                                                                                     $  5,813,490
-------------------------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    Citigroup, Inc.                                                     12,100       $    617,856
    Freddie Mac                                                         65,900          4,538,862
    Goldman Sachs Group, Inc.                                            6,200            663,013
    Mellon Financial Corp.                                              28,200          1,387,088
    Merrill Lynch & Co., Inc.                                            3,700            252,294
    Morgan Stanley Dean Witter & Co.                                    19,900          1,577,075
                                                                                     ------------
                                                                                     $  9,036,188
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Anheuser-Busch Cos., Inc.                                            8,000       $    364,000
    Archer-Daniels-Midland Co.                                          36,068            541,020
    General Mills, Inc.                                                 13,100            583,769
    McCormick & Co., Inc.                                                5,700            205,556
    Quaker Oats Co.                                                     16,700          1,626,163
                                                                                     ------------
                                                                                     $  3,320,508
-------------------------------------------------------------------------------------------------
  Healthcare - 0.5%
    Community Health Care*                                               2,400       $     84,000
    HCA-The Healthcare Co.                                              39,400          1,733,994
                                                                                     ------------
                                                                                     $  1,817,994
-------------------------------------------------------------------------------------------------
  Insurance - 4.8%
    Allstate Corp.                                                      37,420       $  1,630,109
    American General Corp.                                               7,200            586,800
    American International Group, Inc.                                   1,562            153,955
    CIGNA Corp.                                                         15,120          2,000,376
    Hartford Financial Services Group, Inc.                             51,550          3,640,719
    Jefferson Pilot Corp.                                               15,400          1,151,150
    Lincoln National Corp.                                              30,000          1,419,375
    MetLife, Inc.*                                                       8,720            305,200
    Nationwide Financial Services, Inc., "A"                            31,560          1,499,100
    Safeco Corp.                                                        17,260            567,422
    St. Paul Cos., Inc.                                                 74,280          4,034,332
                                                                                     ------------
                                                                                     $ 16,988,538
-------------------------------------------------------------------------------------------------
  Machinery - 2.2%
    Deere & Co., Inc.                                                   72,800       $  3,335,150
    Ingersoll Rand Co.                                                  45,500          1,905,312
    W.W. Grainger, Inc.                                                 73,900          2,697,350
                                                                                     ------------
                                                                                     $  7,937,812
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    American Home Products Corp.                                        38,560       $  2,450,488
    Baxter International, Inc.                                           1,680            148,365
    Bristol-Myers Squibb Co.                                             9,900            731,981
                                                                                     ------------
                                                                                     $  3,330,834
-------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.3%
    Alcoa, Inc.                                                         60,700       $  2,033,450
    Phelps Dodge Corp.                                                  45,300          2,528,306
                                                                                     ------------
                                                                                     $  4,561,756
-------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    Cooper Cameron Corp.*                                               34,130       $  2,254,713
    Halliburton Co.                                                     22,500            815,625
    Kerr McGee Corp.                                                    13,700            917,044
    Noble Drilling Corp.*                                               57,440          2,495,050
    Schlumberger Ltd.                                                   21,800          1,742,637
                                                                                     ------------
                                                                                     $  8,225,069
-------------------------------------------------------------------------------------------------
  Oils - 3.6%
    Apache Corp.                                                        22,400       $  1,569,400
    Coastal Corp.                                                       34,460          3,043,249
    Conoco, Inc., "A"                                                   20,700            592,537
    Exxon Mobil Corp.                                                   40,581          3,528,011
    Occidental Petroleum Corp.                                         116,690          2,829,732
    Transocean Sedco Forex, Inc.                                        24,300          1,117,800
                                                                                     ------------
                                                                                     $ 12,680,729
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Gannett Co., Inc.                                                   24,600       $  1,551,338
    New York Times Co.                                                  28,800          1,153,800
                                                                                     ------------
                                                                                     $  2,705,138
-------------------------------------------------------------------------------------------------
  Railroads - 0.5%
    Burlington Northern Santa Fe Railway Co.                            67,160       $  1,901,468
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Equity Residential Properties Trust                                 18,900       $  1,045,406
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    MGM Mirage, Inc.*                                                   30,180       $    850,699
-------------------------------------------------------------------------------------------------
  Retail - 1.2%
    Costco Wholesale Corp.*                                             16,300       $    650,981
    Gap, Inc.                                                           42,960          1,095,480
    Home Depot, Inc.                                                    15,900            726,431
    Office Depot, Inc.*                                                 49,140            350,123
    Wal-Mart Stores, Inc.                                               26,500          1,407,812
                                                                                     ------------
                                                                                     $  4,230,827
-------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Kroger Co.*                                                        122,220       $  3,307,579
    Safeway, Inc.*                                                      44,070          2,754,375
                                                                                     ------------
                                                                                     $  6,061,954
-------------------------------------------------------------------------------------------------
  Telecommunications - 3.7%
    Alltel Corp.                                                        52,000       $  3,246,750
    AT&T Corp.                                                          17,150            296,909
    CenturyTel, Inc.                                                    16,700            597,025
    Lucent Technologies, Inc.                                            9,100            122,850
    SBC Communications, Inc.                                            63,684          3,040,911
    Sprint Corp.                                                        48,100            977,031
    Verizon Communications                                              93,515          4,687,440
                                                                                     ------------
                                                                                     $ 12,968,916
-------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.7%
    Comcast Corp., "A"*                                                 55,220       $  2,305,435
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.2%
    CMS Energy Corp.                                                     4,800       $    152,100
    Dominion Resources, Inc.                                            37,700          2,525,900
    Duke Energy Corp.                                                   13,900          1,184,975
    Exelon Corp.                                                        13,300            933,793
    NiSource, Inc.                                                     139,514          4,290,055
    Pinnacle West Capital Corp.                                         22,900          1,090,613
    Progress Energy, Inc.                                               22,300          1,096,881
                                                                                     ------------
                                                                                     $ 11,274,317
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    National Fuel Gas Co.                                               42,700       $  2,687,432
    WGL Holdings, Inc.                                                  19,500            593,531
    Williams Cos., Inc.                                                 19,900            794,756
                                                                                     ------------
                                                                                     $  4,075,719
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $161,180,092
-------------------------------------------------------------------------------------------------
Foreign Stocks - 5.5%
  Canada - 0.2%
    Nortel Networks Corp. (Telecommunications)                          17,800       $    570,713
-------------------------------------------------------------------------------------------------
  Netherlands - 2.9%
    Akzo Nobel N.V. (Chemicals)                                         90,110       $  4,839,365
    ING Groep N.V. (Financial Services)*                                16,047          1,281,860
    Royal Dutch Petroleum Co., ADR (Oils)                               69,080          4,183,658
                                                                                     ------------
                                                                                     $ 10,304,883
-------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Nestle S.A. (Food and Beverage Products)                               791       $  1,845,211
    Novartis AG (Medical and Health Products)                            1,235          2,183,581
                                                                                     ------------
                                                                                     $  4,028,792
-------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    BP Amoco PLC, ADR (Oils)                                            26,876       $  1,286,689
    Diageo PLC (Food and Beverage Products)*                           184,962          2,073,608
    HSBC Holdings PLC (Banks and Credit Cos.)*                          93,257          1,373,095
                                                                                     ------------
                                                                                     $  4,733,392
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 19,637,780
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $158,494,048)                                         $180,817,872
-------------------------------------------------------------------------------------------------

Bonds - 34.6%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)              VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 15.6%
  Aerospace - 0.1%
    Boeing Capital Corp., 7.375s, 2010                             $       383       $    412,215
-------------------------------------------------------------------------------------------------
  Automotive - 1.2%
    DaimlerChrysler, 6.63s, 2001                                   $     1,946       $  1,946,253
    Ford Motor Credit Co., 7.6s, 2005                                    1,351          1,389,476
    Ford Motor Credit Co., 7.375s, 2009                                    564            562,579
    General Motors Corp., 9.4s, 2021                                       124            143,849
                                                                                     ------------
                                                                                     $  4,042,157
-------------------------------------------------------------------------------------------------
  Banks - 0.4%
    Wells Fargo Bank, 7.8s, 2010                                   $     1,226       $  1,280,496
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.6%
    BCH Cayman Island Ltd., 7.7s, 2006                             $       427       $    444,358
    Beaver Valley Funding Corp. II, 9s, 2017                                36             38,811
    Capital One Financial Corp., 7.25s, 2003                                50             48,169
    Chase Manhattan Corp., 6.75s, 2004                                     495            501,093
    Midamerican Funding LLC, 5.85s, 2001                                   275            274,511
    Midamerican Funding LLC, 6.927s, 2029                                  414            373,651
    Midland Cogeneration Venture Corp., 10.33s, 2002                        24             23,960
    Midland Funding Corp., 10.33s, 2002                                     22             22,366
    Socgen Real Estate Co., 7.64s, 2049##                                  151            146,556
    State Street Corp., 7.65s, 2010                                        138            147,439
                                                                                     ------------
                                                                                     $  2,020,914
-------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    News America Holdings, Inc., 6.625s, 2008                      $       370       $    349,469
    News America Holdings, Inc., 6.703s, 2034                              378            371,438
                                                                                     ------------
                                                                                     $    720,907
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Kindercare Learning Centers, Inc., 9.5s, 2009                  $       150       $    133,500
-------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products
    U.S. Timberlands, 9.625s, 2007                                 $        30       $     24,000
-------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 2.2%
    American Airlines Pass-Through Trust, 6.855s, 2009             $       174       $    177,290
    Bear Stearns Commercial Mortgage Securities, Inc.,
      6.8s, 2008                                                           463            473,302
    Beneficial Home Equity Loan Trust, 6.735s, 2037                        130            130,041
    Chase Commercial Mortgage Securities Corp.,
      6.39s, 2008                                                          328            329,237
    Chase Commercial Mortgage Securities Corp.,
      7.543s, 2009                                                         156            164,236
    Commerce 2000, 6.84s, 2011                                             502            502,000
    Commerce 2000, 7.01s, 2011                                             244            243,762
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                      445            303,678
    Continental Airlines Pass-Through Trust, Inc.,
      9.5s, 2013                                                            22             23,608
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                                          64             63,610
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                         763            770,279
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                         100             95,547
    Criimi Mae Corp., 6.701s, 2008                                         169            164,247
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                               817            841,057
    GS Mortgage Securities Corp. II, 6.06s, 2030                           777            774,396
    Residential Accredit Loans, Inc., 6.75s, 2028                          615            604,237
    Summit Acceptance Auto Investment LLC, 7.51s, 2007                     475            489,992
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                   1,712          1,704,193
                                                                                     ------------
                                                                                     $  7,854,712
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    American Tower Corp., 5s, 2010                                 $       410       $    372,587
    American Tower Corp., 5s, 2010##                                       250            228,750
                                                                                     ------------
                                                                                     $    601,337
-------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    Hearst Argyle Television, Inc., 7.5s, 2027                     $       255       $    219,583
    Time Warner, Inc., 10.15s, 2012                                        591            723,715
    Time Warner, Inc., 6.875s, 2018                                        209            198,744
                                                                                     ------------
                                                                                     $  1,142,042
-------------------------------------------------------------------------------------------------
  Finance - 0.1%
    Countrywide Funding Corp., 6.25s, 2009                         $       190       $    178,163
-------------------------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Associates Corp., 5.5s, 2004                                   $       567       $    552,196
    AT&T Capital Corp., 6.25s, 2001                                        120            119,719
    FleetBoston Financial Corp., 7.25s, 2005                               315            323,927
    General Motors Acceptance Corp., 6.75s, 2002                           485            487,934
    General Motors Acceptance Corp., 5.95s, 2003                           257            253,058
    General Motors Acceptance Corp., 7.5s, 2005                            967            994,811
    Goldman Sachs Group LP, 5.9s, 2003                                   1,300          1,285,674
    GS Escrow Corp., 6.75s, 2001                                           461            457,651
    Salton Sea Funding Corp., 7.84s, 2010                                  325            326,615
    Sunamerica Institutional, 5.75s, 2009                                  295            279,802
                                                                                     ------------
                                                                                     $  5,081,387
-------------------------------------------------------------------------------------------------
  Financial Services - 2.8%
    AIG Sunamerica Global Financing 1, 7.4s, 2003                  $       639       $    657,375
    AIG Sunamerica Global Financing II, 7.6s, 2005                       1,000          1,056,100
    Citigroup, Inc., 7.25s, 2010                                         1,297          1,341,474
    Deere (John) Capital Corp., 7s, 2002                                   232            235,322
    General Electric Capital Corp., 7.5s, 2005                             504            534,815
    General Electric Capital Corp., 8.7s, 2007                             358            403,225
    General Electric Capital Corp., 8.75s, 2007                            128            145,661
    General Electric Capital Corp., 8.85s, 2007                            169            192,711
    General Electric Capital Corp., 8.5s, 2008                             211            240,217
    General Electric Capital Corp., 7.375s, 2010                           406            438,313
    Lehman Brothers Holdings, 7.75s, 2005                                  918            950,626
    Morgan (JP) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                                         162            163,954
    Morgan Stanley Dean Witter, 7.75s, 2005                                322            338,825
    Morgan Stanley Group, Inc., 7.125s, 2003                               426            433,638
    Nisource Finance Corp., 7.875s, 2010                                 1,253          1,310,588
    Sprint Capital Corp., 6.5s, 2001                                       970            969,680
    Sprint Capital Corp., 5.875s, 2004                                     729            700,051
                                                                                     ------------
                                                                                     $ 10,112,575
-------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Georgia-Pacific Corp., 9.5s, 2022                              $       500       $    436,350
-------------------------------------------------------------------------------------------------
  Housing
    Residential Funding Mortgage Securities, Inc.,
      7.66s, 2012                                                  $       142       $    145,875
-------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    AFLAC, Inc., 6.5s, 2009                                        $       675       $    650,214
    Atlantic Mutual Insurance Co., 8.15s, 2028                             149            107,527
                                                                                     ------------
                                                                                     $    757,741
-------------------------------------------------------------------------------------------------
  Media - 0.2%
    Chancellor Media Corp., 8.125s, 2007                           $       245       $    246,531
    CSC Holdings, Inc., 8.125s, 2009                                       405            406,726
                                                                                     ------------
                                                                                     $    653,257
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    HCA Healthcare Co., 8.75s, 2010                                $       441       $    464,153
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Tenet Healthcare Corp., 8s, 2005                               $       165       $    167,063
-------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Phillips Petroleum Co., 8.5s, 2005                             $       303       $    327,800
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                             20             19,260
                                                                                     ------------
                                                                                     $    347,060
-------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Alberta Energy Ltd., 7.65s, 2010                               $       316       $    333,377
    Alberta Energy Ltd., 8.125s, 2030                                      231            246,546
    Occidental Petroleum Corp., 6.75s, 2002                                341            342,521
    Occidental Petroleum Corp., 6.4s, 2003                                 357            357,364
                                                                                     ------------
                                                                                     $  1,279,808
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    News America Holdings, Inc., 7.3s, 2028                        $       226       $    182,118
-------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Union Pacific Corp., 5.78s, 2001                               $       305       $    302,636
    Union Pacific Corp., 6.34s, 2003                                       935            932,307
                                                                                     ------------
                                                                                     $  1,234,943
-------------------------------------------------------------------------------------------------
  Real Estate - 0.2%
    EOP Operating Ltd., 7.75s, 2007                                $       603       $    618,196
    EOP Operating Ltd., 8.1s, 2010                                         174            182,698
                                                                                     ------------
                                                                                     $    800,894
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.3%
    MGM Mirage, Inc., 8.5s, 2010                                    $    1,112       $  1,141,868
-------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Federated Department Stores, Inc., 8.5s, 2003                  $       571       $    583,025
-------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Cox Communications, Inc., 7.75s, 2010                          $       872       $    902,686
    Qwest Corp., 7.625s, 2003                                              474            482,005
    TCI Communications Financing III, 9.65s, 2027                        1,102          1,190,149
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                   182            177,503
    WorldCom, Inc., 8.875s, 2006                                            20             20,659
                                                                                     ------------
                                                                                     $  2,773,002
-------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.1%
    Belo Ah Corp., 7.25s, 2027                                     $       109       $     89,694
    Belo Ah Corp., 7.75s, 2027                                             352            307,468
                                                                                     ------------
                                                                                     $    397,162
-------------------------------------------------------------------------------------------------
  Telecom - Wire Line - 0.4%
    Liberty Media Corp., 8.25s, 2030                               $       113       $    103,095
    Qwest Capital Funding, Inc., 7.75s, 2006                             1,371          1,428,335
                                                                                     ------------
                                                                                     $  1,531,430
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    CalEnergy Co., Inc., 7.23s, 2005                               $        15       $     15,292
    Cleveland Electric Illuminating Co., 7.88s, 2017                        81             82,624
    CMS Energy Corp., 8s, 2011                                             235            234,257
    Commonwealth Edison Co., 8.5s, 2022                                    289            301,823
    Connecticut Light & Power Co., 7.875s, 2001                             58             58,283
    Connecticut Light & Power Co., 8.59s, 2003                             400            406,292
    Connecticut Light & Power Co., 7.875s, 2024                             70             70,350
    Dominion Resources, Inc., 8.125s, 2010                                 322            348,053
    Entergy Mississippi, Inc., 6.2s, 2004                                  169            164,310
    GGIB Funding Corp., 7.43s, 2011                                         83             83,433
    Gulf States Utilities Co., 8.25s, 2004                                  84             87,982
    Illinois Power Special Purpose Trust, 5.26s, 2003                       45             45,199
    Niagara Mohawk Power Corp., 7.25s, 2002                                289            290,247
    Niagara Mohawk Power Corp., 7.75s, 2006                                762            799,033
    Niagara Mohawk Power Corp., 8.77s, 2018                                124            130,529
    Northeast Utilities, 8.58s, 2006                                       212            215,161
    NRG Energy, Inc., 8.7s, 2005                                           195            201,584
    NRG South Central, 8.962s, 2016                                        278            294,724
    NSTAR Co., 8s, 2010                                                    240            252,444
    PNPP II Funding Corp., 9.12s, 2016                                     135            146,039
    Texas Utilities Co., 5.94s, 2001                                       194            192,727
    Toledo Edison Co., 7.875s, 2004                                        260            270,015
    TXU Eastern Funding Co., 6.15s, 2002                                   137            135,087
    Utilicorp United, Inc., 7s, 2004                                       131            129,449
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                         353            360,396
    Wisconsin Electric Power Co., 6.625s, 2002                             805            808,574
                                                                                     ------------
                                                                                     $  6,123,907
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Coastal Corp., 6.2s, 2004                                      $       468       $    463,732
    Enron Corp., 7.875s, 2003                                              218            226,406
    Sonat, Inc., 7.625s, 2011                                              608            633,111
    Tennessee Gas Pipeline Co., 7.625s, 2037                               260            258,528
    Texas Gas Transmission Corp., 7.25s, 2027                              600            575,933
    Williams Gas Pipelines Central, Inc., 7.375s, 2006                     140            144,914
                                                                                     ------------
                                                                                     $  2,302,624
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $ 54,926,685
-------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 5.5%
    Federal National Mortgage Assn., 5.722s, 2009                  $       465       $    452,188
    Federal National Mortgage Assn., 6s, 2005                              620            626,783
    Federal National Mortgage Assn., 6.625s, 2002 - 2009                 2,090          2,152,041
    Federal National Mortgage Assn., 7s, 2015 - 2030                     6,995          7,012,038
    Federal National Mortgage Assn., 7.25s, 2010                         3,997          4,340,502
    Federal National Mortgage Assn., 7.5s, 2030                          4,931          5,003,295
-------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                          $ 19,586,847
-------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 13.0%
    Government National Mortgage Assn., 7s, 2028                   $     1,274       $  1,279,968
    Government National Mortgage Assn., 7.5s, 2025 -
      2027                                                               2,548          2,591,807
    Government National Mortgage Assn., 8s, 2022 - 2030                 11,299         11,602,060
    U.S. Treasury Bonds, 6.125s, 2029                                    4,847          5,271,888
    U.S. Treasury Bonds, 6.25s, 2030                                     3,784          4,221,506
    U.S. Treasury Bonds, 9.875s, 2015                                    1,628          2,345,085
    U.S. Treasury Notes, 4.25s, 2010                                     1,603          1,665,543
    U.S. Treasury Notes, 5.75s, 2005 - 2010                              5,847          6,113,258
    U.S. Treasury Notes, 6.375s, 2001 - 2002                             2,774          2,793,432
    U.S. Treasury Notes, 6.5s, 2001 - 2010                               4,706          4,866,702
    U.S. Treasury Notes, 6.75s, 2005                                     3,053          3,252,391
-------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                     $ 46,003,640
-------------------------------------------------------------------------------------------------
Foreign Bonds - 0.5%
  Canada - 0.2%
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                         $        88       $     71,968
    Gulf Canada Resources Ltd., 8.35s, 2006 (Oils)                         456            467,400
                                                                                     ------------
                                                                                     $    539,368
-------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                     $       760       $    758,100
-------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 9.875s, 2010                            $       444       $    477,744
-------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Koninklijke KPN, 8.375s, 2030 (Telecommunications)             $       137       $    125,348
    KPN NV, 8s, 2010 (Telecommunications)                                  144            110,153
    Telefonica Europe BV, 7.35s, 2005 (Utilities -
      Telephone)                                                           414            418,248
                                                                                     ------------
                                                                                     $    653,749
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $  2,428,961
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $120,569,376)                                          $122,946,133
-------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.5%
-------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
-------------------------------------------------------------------------------------------------
  Containers
    Owens-Illinois, Inc., 4.75%                                         10,100       $    131,300
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Cox Communications, Inc., 7.75%                                     14,600       $    737,300
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    NiSource, Inc., 7.75%                                                8,700       $    471,431
    TXU Corp., 9.25%                                                     8,900            448,894
                                                                                     ------------
                                                                                     $    920,325
--------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $2,061,762)                     $  1,788,925
--------------------------------------------------------------------------------------------------

Convertible Bond - 0.2%
--------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Loews Corp., 3.125s, 2007 (Identified Cost,
      $621,703)                                                    $       730       $    643,313
--------------------------------------------------------------------------------------------------

Rights - 0.1%
--------------------------------------------------------------------------------------------------
                                                                        SHARES
--------------------------------------------------------------------------------------------------
    CVS Corp.* (Identified Cost, $157,801)                               2,300       $    229,569
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 4.9%
--------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
--------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01                     $     4,394       $  4,393,209
    Anheuser-Busch, Inc., due 1/02/01                                    1,706          1,705,699
    Bank of America, due 1/02/01                                           813            813,000
    Federal Home Loan Bank, due 1/02/01                                    737            736,882
    Gannett, Inc., due 1/04/01(S)                                          553            552,698
    Gillette Co., due 1/02/01                                              846            845,851
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01                        4,321          4,318,809
    Merrill Lynch & Co., Inc., due 1/02/01                                 459            458,916
    Old Line Funding Corp., due 1/10/01                                    251            250,573
    Receivables Capital Corp., due 1/29/01                               3,452          3,434,387
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 17,510,024
-------------------------------------------------------------------------------------------------

Repurchase Agreements - 8.2%
-------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00, due 1/02/01, total to
      be received $5,004 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account)                                      $         5       $      5,000
    Merrill Lynch, dated 12/29/00, due 1/02/01, total to
      be received $29,383,043 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account)                                           29,362         29,362,000
-------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                                 $ 29,367,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $328,781,714)                                    $353,302,836

Other Assets, Less Liabilities - 0.6%                                                   2,120,533
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $355,423,369
-------------------------------------------------------------------------------------------------
*Non-income producing security.
##SEC Rule 144A restriction.
(S)4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $328,781,714)         $353,302,836
  Investments of cash collateral for securities loaned, at
    identified cost and value                                      5,134,740
  Cash                                                                33,199
  Foreign currency, at value (identified cost, $69)                       73
  Receivable for series shares sold                                1,761,827
  Receivable for investments sold                                    229,284
  Interest and dividends receivable                                2,027,261
  Other assets                                                         1,394
                                                                ------------
      Total assets                                              $362,490,614
                                                                ------------
Liabilities:
  Payable for series shares reacquired                          $    223,648
  Payable for investments purchased                                1,627,753
  Collateral for securities loaned, at value                       5,134,740
  Payable to affiliates -
    Management fee                                                    21,868
    Shareholder servicing agent fee                                    1,021
    Distribution fee (Service Class)                                      58
  Accrued expenses and other liabilities                              58,157
                                                                ------------
      Total liabilities                                         $  7,067,245
                                                                ------------
Net assets                                                      $355,423,369
                                                                ============
Net assets consist of:
  Paid-in capital                                               $307,819,194
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  24,521,024
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                             13,490,040
  Accumulated undistributed net investment income                  9,593,111
                                                                ------------
      Total                                                     $355,423,369
                                                                ============
Shares of beneficial interest outstanding                        18,145,154
                                                                 ==========
Initial Class shares:

  Net asset value per share
    (net assets $351,870,396 / 17,963,483 shares of
    beneficial interest outstanding)                              $19.59
                                                                  ======
Service Class shares:

  Net asset value per share
    (net assets $3,552,973 / 181,671 shares of beneficial
    interest outstanding)                                         $19.56
                                                                  ======

See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
---------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                    $ 9,078,018
    Dividends                                                     3,043,742
    Foreign taxes withheld                                          (40,284)
                                                                -----------
      Total investment income                                   $12,081,476
                                                                -----------
  Expenses -
    Management fee                                              $ 2,121,224
    Trustees' compensation                                            9,000
    Shareholder servicing agent fee                                  98,990
    Distribution fee (Service Class)                                  1,105
    Administrative fee                                               39,095
    Custodian fee                                                   116,359
    Printing                                                         93,531
    Postage                                                              17
    Auditing fees                                                    46,864
    Legal fees                                                        2,161
    Miscellaneous                                                     3,108
                                                                -----------
      Total expenses                                            $ 2,531,454
    Fees paid indirectly                                            (30,906)
                                                                -----------
      Net expenses                                              $ 2,500,548
                                                                -----------
        Net investment income                                   $ 9,580,928
                                                                -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $14,258,103
    Foreign currency transactions                                    (8,500)
                                                                -----------
      Net realized gain on investments and foreign
        currency transactions                                   $14,249,603
                                                                -----------
  Change in unrealized appreciation -
    Investments                                                 $20,735,306
    Translation of assets and liabilities in foreign
      currencies                                                         96
                                                                -----------
      Net unrealized gain on investments and foreign
        currency translation                                    $20,735,402
                                                                -----------
        Net realized and unrealized gain on investments
          and foreign currency                                  $34,985,005
                                                                -----------
          Increase in net assets from operations                $44,565,933
                                                                ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                 2000                        1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  9,580,928                $  6,464,323
  Net realized gain on investments and foreign currency
    transactions                                                  14,249,603                   5,493,766
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          20,735,402                  (5,937,181)
                                                                ------------                ------------
    Increase in net assets from operations                      $ 44,565,933                $  6,020,908
                                                                ------------                ------------

Distributions declared to shareholders -
  From net investment income (Initial Class)                    $ (6,442,824)               $ (3,664,354)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (6,203,873)                 (6,795,201)
                                                                ------------                ------------
    Total distributions declared to shareholders                $(12,646,697)               $(10,459,555)
                                                                ------------                ------------
Net increase in net assets from series share transactions       $ 67,376,155                $ 89,384,826
                                                                ------------                ------------
      Total increase in net assets                              $ 99,295,391                $ 84,946,179
Net assets:
  At beginning of period                                         256,127,978                 171,181,799
                                                                ------------                ------------

  At end of period (including accumulated undistributed
    net investment income of $9,593,111 and $6,463,968,
    respectively)                                               $355,423,369                $256,127,978
                                                                ============                ============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------
INITIAL CLASS SHARES                          2000              1999              1998              1997               1996
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period       $17.75            $18.12            $16.63            $13.71             $12.25
                                            ------            ------            ------            ------             ------
Income from investment operations# -
  Net investment income(S)                  $ 0.61            $ 0.53            $ 0.53            $ 0.52             $ 0.46
  Net realized and unrealized gain on
    investments and foreign currency          2.10              0.05              1.49              2.40               1.30
                                            ------            ------            ------            ------             ------
      Total from investment operations      $ 2.71            $ 0.58            $ 2.02            $ 2.92             $ 1.76
                                            ------            ------            ------            ------             ------
Less distributions declared to shareholders -
  From net investment income                $(0.44)           $(0.33)           $(0.24)           $ --               $(0.21)
  From net realized gain on
    investments and foreign currency
    transactions                             (0.43)            (0.62)            (0.29)             --                (0.09)
                                            ------            ------            ------            ------             ------
      Total distributions declared to
        shareholders                        $(0.87)           $(0.95)           $(0.53)           $ --               $(0.30)
                                            ------            ------            ------            ------             ------
Net asset value - end of period             $19.59            $17.75            $18.12            $16.63             $13.71
                                            ======            ======            ======            ======             ======
Total return                                 16.02%             3.08%            12.33%            21.30%             14.37%

Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  0.90%             0.90%             1.00%             1.00%              1.00%
  Net investment income                       3.40%             2.97%             3.05%             3.25%              3.59%
Portfolio turnover                              76%              112%              100%               93%                76%
Net assets at end of period
  (000 Omitted)                            $351,870          $256,128          $171,182           $75,612            $19,250

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee of not greater than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                    --                --             $ 0.54            $ 0.52             $ 0.32
      Ratios (to average net assets):
        Expenses##                             --                --               0.91%             1.02%              2.10%
        Net investment income                  --                --               3.14%             3.23%              2.49%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                                 PERIOD ENDED
SERVICE CLASS SHARES                                       DECEMBER 31, 2000*
-----------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value -- beginning of period                                 $17.07
                                                                       ------
Income from investment operations# --
  Net investment income                                                $ 0.41
  Net realized and unrealized gain on investments
    and foreign currency                                                 2.08
                                                                       ------
      Total from investment operations                                 $ 2.49
                                                                       ------
Net asset value - end of period                                        $19.56
                                                                       ======
Total return                                                            15.84%++
Ratios (to average net assets)/Supplemental data
  Expenses##                                                             1.15%+
  Net investment income                                                  3.14%+
Portfolio turnover                                                         76%
Net assets at end of period (000 Omitted)                              $3,553

 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS(R) Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 75 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $4,964,144. These loans were collateralized by cash of $5,134,740 which was invested in the following short-term obligations:

                                                           IDENTIFIED COST
                                                  SHARES         AND VALUE
--------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   5,134,740        $5,134,740

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $30,635 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $271 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $8,961 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions, due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investments Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES
------------------------------------------------------------------------------
U.S. government securities                      $118,625,167      $ 97,111,476
                                                 -----------      ------------
Investments (non-U.S. government securities)    $195,715,301      $192,214,905
                                                 -----------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $329,429,709
                                                                  ------------
Gross unrealized appreciation                                     $ 31,899,452
Gross unrealized depreciation                                       (8,026,325)
                                                                  ------------
    Net unrealized appreciation                                   $ 23,873,127
                                                                  ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                       YEAR ENDED DECEMBER 31, 2000        YEAR ENDED DECEMBER 31, 1999
                                    -------------------------------     -------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            6,048,484       $108,989,018        6,249,799       $111,763,471
Shares issued to shareholders in
  reinvestment of distributions          741,742         12,646,695          577,557         10,459,550
Shares reacquired                     (3,258,883)       (57,659,921)      (1,840,037)       (32,838,195)
                                      ----------       ------------       ----------       ------------
    Net increase                       3,531,343       $ 63,975,792        4,987,319       $ 89,384,826
                                      ==========       ============       ==========       ============

Service Class shares
                                    PERIOD ENDED DECEMBER 31, 2000*
                                    -------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                              182,920       $  3,423,511
Shares reacquired                         (1,249)           (23,148)
                                      ----------       ------------
    Net increase                         181,671       $  3,400,363
                                      ==========       ============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $1,955. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities of MFS Total Return Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $4,100,558 as a capital gain dividend for the year ended December 31, 2000.

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 24.55%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VTR-2 2/01 90.8M